INVENTORIES	12 Months Ended
Dec. 31, 2021
Inventory Disclosure [Abstract]
Inventories
6. INVENTORIES
A summary of inventories are as follows at December 31:

	2021	2020
Raw materials	$2,355	$—
Finished goods	1,955	1,718

Total inventories	$4,310	$1,718

Manufacturing overhead costs primarily include management’s best estimate and allocation of the labor costs incurred related to acquiring finished goods from the Company’s contract manufacturer. Labor costs include wages, taxes and benefits for employees involved in warehousing, logistics coordination, material sourcing, and production planning activities. The majority of these costs have been written off based on the Company’s analysis of net realizable value.
For the years ended December 31, 2021 and 2020, net realizable value inventory adjustments and excess and obsolete inventory charges were $75 and $213, respectively, and were recognized in cost of sales.